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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 AUGUST 2, 2001

                                 MICRO-ASI, INC.
             (Exact name of registrant as specified in its charter)


         TEXAS                         000-27027                        75-2586030
(State of incorporation)         (Commission File No.)      (IRS Employer Identification No.)


        2901 SUMMIT AVENUE
             SUITE 400
            PLANO, TEXAS                                                   75074
(Address of principal executive offices)                                 (Zip Code)


       Registrant's telephone number, including area code: (972) 398-5500


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ITEM 5.   OTHER EVENTS

On June 22, 2001, Micro-ASI, Inc., a Texas corporation (the "Company"), failed to make payment of approximately $748,057 due under its outstanding 14% Secured Bridge Promissory Note (the "Note"). The Note is secured by substantially all assets of the Company and its subsidiaries (the Collateral"). On June 28, 2001, the Company received a letter from Eagleston Investment Partners I, L.P., a holder of the Note ("EIPI"), stating that the Company was in default under the Note.

Since May 2001, several directors of the Company have resigned.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICRO-ASI, INC.


                                        By: /s/ Scott Smith
                                       ----------------------------------------
                                       Name:  Scott Smith
                                       Title: Chief Operating Officer


Dated: August 6, 2001


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                                 EXHIBIT INDEX


Exhibit No.       Description of Exhibit
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
99.1              Micro-ASI, Inc. Press Release announcing note default and
                  board resignation, dated August 2, 2001


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